SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    May 7, 2008

SUPREME INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8183	75-1670945
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

P.O. Box 237

2581 E. Kercher Road

Goshen, Indiana 46528

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (574) 642-3070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 7, 2008, the Board of Directors of Supreme Industries, Inc.  (the “Company”) approved amendments to Sec. 2:2  Annual Meetings and Sec. 2:9 Election of Directors of the Company’s Bylaws, pursuant to Article 8 of the Company’s Certificate of Incorporation (as amended) and Sec. 7:11 of the Company’s Bylaws which permit the Bylaws to be amended by the Board of Directors.

Sec. 2:2 was amended to provide flexibility regarding the date of the Company’s annual meeting of stockholders.  Sec. 2:9 was amended to provide for election of the Corporation’s Class A directors by a majority vote of its stockholders.

The foregoing description is qualified in its entirety by reference to the Amended and Restated Bylaws (as amended May 7, 2008), a copy of which is being filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

3.1         Amended and Restated Bylaws (as amended May 7, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPREME INDUSTRIES, INC.

Date: May 7, 2008	By:	/s/ Robert W. Wilson
Robert W. Wilson
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws (as amended May 7, 2008).